UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09055

                     Papp Small & Mid-Cap Growth Fund, Inc.
               (Exact name of registrant as specified in charter)

                        6225 North 24th Street, Suite 150
                                Phoenix, AZ 85016
               (Address of principal executive offices) (Zip Code)

Julie A. Hein                                   Stacy H. Winick
Papp Small & Mid-Cap Growth Fund, Inc.          Bell, Boyd & Lloyd PLLC
6225 North 24th Street, Suite 150               1615 L Street, N.W., Suite 1200
Phoenix, AZ 85016                               Washington, DC  20036
                    (Name and address of agents for service)

Registrant's telephone number, including area code: (800) 421-4004

Date of fiscal year end: December 31

Date of reporting period: June 30, 2003

ITEM 1. REPORTS TO SHAREHOLDERS.

[GRAPHIC OF MAN SITTING IN CHAIR]

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                                 A NO-LOAD FUND




                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2003

                                                   Managed by:
                                                   L. Roy Papp & Associates, LLP
                                                   6225 North 24th Street
                                                   Suite 150
                                                   Phoenix, AZ  85016
                                                   (602)956-1115 Local
                                                   (800)421-4004
                                                   E-mail: invest@roypapp.com
                                                           ------------------
                                                   Web: http://www.roypapp.com
                                                        ----------------------

                    PAPP SMALL AND MID-CAP GROWTH FUND, INC.



Dear Fellow Shareholder:

We are pleased to see the U.S. economy starting to recover and the securities markets improving. During the six months ended June 30, 2003, the Fund had a total return of 12.9%, compared to a total return of 17.9% for the Russell 2000 for this period. We believe that our performance trailed that of the Russell 2000 Index because of our bias towards mid-cap companies and our strict quality criteria. We believe that much of the performance of the Russell 2000 so far this year was driven by a rally in lower-quality, unprofitable companies. Over the longer term, since the Fund was established in 1998, its performance is substantially better than that of the Russell 2000. Since the Fund's inception, it has delivered a total return of 49.6%, while the total return of the Russell 2000 since the Fund's inception was only 22.5%. As of July 22, 2003, the Fund has delivered a year-to-date total return of 17.6% vs. a return of 22.1% for the Russell 2000.

Beginning with this report, we will start to show our Fund's performance relative to the performance of the Standard & Poor's MidCap 400 Index, as several of the Fund's holdings fall within the market cap range of the S&P MidCap 400, but do not fall within the market cap range of the Russell 2000. Consequently, we think a performance comparison relative to that of the S&P MidCap 400 is an additional, appropriate metric that should be useful to the Fund's investors. Since the Fund's inception, the S&P MidCap 400 has delivered a total return of 36.5%. For the six months ended June 30, 2003, the S&P MidCap 400 delivered a total return of 12.4%. As of July 22, 2003, the S&P MidCap 400 has delivered a year-to-date total return of 14.5%.

We continue to believe that small and mid-cap companies are an attractive area for investors to allocate a portion of their assets. Overall, these companies can grow a little faster than market giants, and the market continues to overlook some companies that we think are wonderful opportunities due to their smaller size. We own what we believe to be established, healthy businesses that just happen to be small or medium-sized companies. We avoid start-ups, initial public offerings, and companies in unproven industries

We are optimistic that the economy will continue to recover gradually. We think the combination of low interest rates, low inflation, and the recent tax cuts all bode well for the economy in general, and for the securities markets. Thank you for your confidence in the Fund.

         Best regards,

         /s/ L. Roy Papp, Chairman

         L. Roy Papp, Chairman

--------------------------------------------------------------------------------
I am sad to report that our beloved friend, long time partner, and officer of our Fund, Bob Mueller, passed away on July 22, 2003. We mourn his loss.
--------------------------------------------------------------------------------

The Fund's average annual total return for the one year period ended June 30, 2003 and since inception is -2.27%, and 9.28%, as compared to -0.71% and 7.10% for the Standard & Poor's 400 Mid Cap Index over the same period. Performance shown reflects the effects of an expense reimbursement which improved results but performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. This Fund's performance is measured against that of the Standard & Poor's Mid Cap 400 Index, an unmanaged, value-weighted index of medium-sized companies that generally have market values between $900 million and $3 billion. The stocks of small and medium-sized companies are often more volatile than the stocks of larger companies. Further, a company with only one or several product lines is vulnerable to the entrance of a substantial competitor. Small and medium-sized companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, and may have a smaller public market for their shares.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 2003
                                  (UNAUDITED)
                                                                              Number         Fair
Common Stocks                                                              of Shares        Value
-------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES (14.0%)
  Catalina Marketing Corporation*
    (Provider of targeted marketing products and services
    to packaged goods companies and retailers)                                17,000   $  300,050
  Cintas Corporation
    (Uniform and textile rental company)                                      13,000      460,720
  Expeditors International of Washington, Inc.
    (International air freight forwarding)                                    18,500      640,840
  Forrester Research *
    (Provider of strategic technology research)                               14,700      240,492
  Harte-Hanks, Inc.
    (Diversified marketing services provider)                                 32,050      608,950
  WPP Group PLC
    (Worldwide advertising agencies)                                          14,500      581,015
                                                                                      -----------
                                                                                        2,832,067
                                                                                      -----------

FINANCIAL SERVICES (11.6%)
  Bisys Group *
    (Provider of administration and information services
    to the financial services industry)                                       14,000      257,180
  DST Systems, Inc.*
    (Provides data processing, billing, and outsourcing services to customers in the financial services, utility, and
    telecommunications industries)                                             9,800      372,400
  Fiserv, Inc.*
    (Provides data processing, information management, and
     outsourcing services to the financial services industry)                 18,500      658,785
  Investors Financial Services Corporation
     (Provides asset administration services to the financial
     services industry)                                                       27,000      783,270
  SEI Corporation
    (Provider of trust management and accounting services,
    mutual fund and distribution services, and investment
    management services)                                                       8,500      272,000
                                                                                      -----------
                                                                                        2,343,635
                                                                                      -----------

SEMICONDUCTORS & EQUIPMENT (9.5%)
  KLA-Tencor Corporation *
    (Designs and produces wafer inspection and process control
    equipment for the semiconductor industry)                                 13,000      604,370

The description provided in parentheses of the investment is unaudited
*Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                                       3

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 2003
                                  (UNAUDITED)
                                                                              Number         Fair
Common Stocks (continued)                                                  of Shares        Value
-------------------------------------------------------------------------------------------------
SEMICONDUCTORS & EQUIPMENT (9.5%) CONTINUED
  Linear Technology
    (Designer of high performance analog semiconductors)                      14,000   $  450,940
  Microchip Technology Inc.
    (Develops and manufactures specialized semiconductor
     products used for embedded control applications)                         11,000      269,500
  Novellus Systems, Inc.*
    (Designs and manufactures semiconductor fabrication equipment)             8,000      292,968
  Semtech Corporation*
    (Designs analog and mixed signal semiconductors)                          21,000      299,040
                                                                                      -----------
                                                                                        1,916,818
                                                                                      -----------

CONSUMER PRODUCTS (8.4%)
  Alberto-Culver Company
    (Leading distributor of beauty supplies and manufacturer
    of various consumer products)                                             12,000      613,200
  American Italian Pasta Corporation *
    (Leading producer of private label pasta)                                 12,500      520,625
  Clorox Company
    (Manufacturer of bleach and other consumer products)                      13,100      558,715
                                                                                      -----------
                                                                                        1,692,540
                                                                                      -----------

INSTRUMENTS & TESTING (7.4%)
   Mettler-Toledo International, Inc.*
    (Leading designer, manufacturer, and marketer of weight
     and measurement instruments)                                             13,000      476,450
  Molecular Devices Corporation*
    (Designs, manufactures, and markets equipment used in the
     drug discovery process)                                                  16,000      254,560
  National Instruments Corporation *
    (Supplier of computer based instrumentation products)                     12,500      472,250
  Waters Corporation*
    (Manufacturer of high performance instruments
    used for life sciences research)                                          10,000      291,300
                                                                                      -----------
                                                                                        1,494,560
                                                                                      -----------

HEALTH CARE SERVICES (7.2%)
  Express Scripts, Inc.*
    (Independent pharmacy benefit manager)                                     8,500      579,785

The description provided in parentheses of the investment is unaudited.
*Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                                       4


                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 2003
                                  (UNAUDITED)
                                                                              Number         Fair
Common Stocks (continued)                                                  of Shares        Value
-------------------------------------------------------------------------------------------------
HEALTH CARE SERVICES (7.2%) CONTINUED
  IMS Health, Inc.
    (Provider of information solutions and market
    research to pharmaceutical industry)                                      15,500   $  278,845
  Patterson Dental Company *
    (Distributor of dental and veterinary supplies in
    the U.S. and Canada)                                                      13,000      589,940
                                                                                       ----------
                                                                                        1,448,570
                                                                                       ----------
INVESTMENT MANAGEMENT (6.5%)
  Federated Investors
    (Major U.S. investment management company)                                22,500      616,950
  T. Rowe Price Associates, Inc.
    (No-load mutual fund company)                                             18,700      705,925
                                                                                       ----------
                                                                                        1,322,875
                                                                                       ----------
MEDICAL PRODUCTS (5.7%)
  Dentsply International, Inc.
    (Manufacturer of dental consumables and dental equipment)                 15,500      633,950
  Stryker Corporation

    (Developer and manufacturer of orthopedic and surgical devices)            7,400      513,338
                                                                                       ----------
                                                                                        1,147,288
                                                                                       ----------
 EDUCATIONAL PROVIDERS (4.7%)
  Apollo Group, Inc.*
    (Provider of higher education programs for working adults)                 6,200      382,912
  DeVry, Inc.*
    (Owns and operates post-secondary,
    technical education institutions)                                         24,000      558,960
                                                                                       ----------
                                                                                          941,872
                                                                                       ----------
BIOTECHNOLOGY (3.6% )
  Techne Corporation*
    (Producer of biotechnology products)                                      24,000      728,160
                                                                                       ----------
SOFTWARE (3.3%)
  SunGard Data Systems, Inc. *
    (Develops software for investment support systems)                        25,500      660,705
                                                                                       ----------
The description provided in parentheses of the investment is unaudited.
*Non-income producing security

    The accompanying notes are an integral part of this financial statement.


                                       5

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 2003
                                  (UNAUDITED)
                                                                              Number         Fair
Common Stocks (continued)                                                  of Shares        Value
-------------------------------------------------------------------------------------------------
SPECIALTY RETAILING (3.2%)
  Family Dollar Stores, Inc.
    (Self-service discount store chain)                                       17,200  $   656,180
                                                                                      -----------


RESTAURANTS (3.0%)
  Brinker International, Inc.*
    (Owns, operates, and franchises casual dining restaurants)                16,850      606,937
                                                                                      -----------

ELECTRONIC EQUIPMENT (2.9%)
  Molex, Inc.
    (Supplier of interconnection products)                                    25,100      581,793
                                                                                      -----------

BROADCASTING AND PUBLISHING (2.7%)
  Entercom Communications Corporation
    (Radio broadcaster)                                                        5,700      279,357
  Saga Communications, Inc.*
    (Radio broadcaster)                                                       13,250      257,712
                                                                                      -----------
                                                                                          537,069
                                                                                      -----------
CHEMICALS (2.2%)
  Sigma-Aldrich Corporation

    (Develops, manufactures, and distributes specialty chemicals)              8,000      433,440
                                                                                      -----------

TELECOMMUNICATIONS (1.2%)
  Plantronics, Inc. *
    (Manufactures lightweight telephone headsets)                             11,000      238,370
                                                                                      -----------


TOTAL INVESTMENTS - 97.0% (cost $17,431,230)                                           19,582,879
CASH AND OTHER ASSETS, LESS LIABILITIES - 3.0%                                            605,482
                                                                                      -----------
NET ASSETS - 100.0%                                                                   $20,188,361
                                                                                      ===========

The description provided in parentheses of the investment is unaudited.
*Non-income producing security

    The accompanying notes are an integral part of this financial statement.




                               PAPP SMALL & MID-CAP GROWTH FUND, INC.
                                STATEMENT OF ASSETS AND LIABILITIES
                                           JUNE 30, 2003
                                            (UNAUDITED)

                                               ASSETS
Investments, at fair value (cost $17,431,230) (Note 1)                            $  19,582,879
Cash                                                                                    680,819
Dividends and interest receivable                                                         8,200
                                                                                ----------------
               Total assets                                                          20,271,898
                                                                                ================


                                            LIABILITIES

Accrued expenses                                                                         35,417
Payable for investment securities purchased                                              48,120
                                                                                ----------------
               Total Liabilities                                                         83,537
                                                                                ----------------
                    Net assets                                                    $  20,188,361
                                                                                ================


                                       ANALYSIS OF NET ASSETS

Paid-in capital                                                                   $  18,560,600
Accumulated undistributed net realized loss on investments sold                       (523,888)
Net unrealized depreciation on investments                                            2,151,649
                                                                                ----------------
               Net assets applicable to Fund shares outstanding                   $  20,188,361
                                                                                ================


Fund shares outstanding                                                                 939,856
                                                                                ================

Net Asset Value Per Share                                                         $       21.48
                                                                                ================

    The accompanying notes are an integral part of this financial statement.

                                       7



                   PAPP SMALL & MID-CAP GROWTH FUND, INC.
                          STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED JUNE 30, 2003
                                (UNAUDITED)

INVESTMENT INCOME:
  Dividends                                                                         $    33,303
  Interest                                                                                2,612
  Foreign taxes withheld                                                                  (192)
                                                                                ----------------
               Total investment income                                                   35,723
                                                                                ----------------

EXPENSES:
  Management fee (Note 3)                                                                83,917
  Filing fees                                                                            17,088
  Legal fees                                                                              8,269
  Custody fees                                                                            5,619
  Printing and postage fees                                                               2,632
  Auditing fees                                                                           2,372
  Directors' attendance fees                                                              1,800
  Transfer agent fees (Note 3)                                                              472
  Other fees                                                                                875
                                                                                ----------------
               Total expenses                                                           123,044

  Less fees waived by adviser (Note 3)                                                 (18,499)
                                                                                ----------------

               Net expenses                                                             104,545
                                                                                ----------------
Net investment loss                                                                    (68,822)
                                                                                ----------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Proceeds from sale of securities                                                      154,839
  Cost of securities sold                                                               251,542
                                                                                ----------------
      Net realized loss on investments sold                                            (96,703)

      Net change in unrealized appreciation on investments                            2,395,021
                                                                                ----------------

Net realized and unrealized gain on investments                                       2,298,318
                                                                                ----------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $  2,229,496
                                                                                ================


    The accompanying notes are an integral part of this financial statement.


                   PAPP SMALL & MID-CAP GROWTH FUND, INC.
                  STATEMENTS OF CHANGES IN NET ASSETS FOR
                 FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND
                      THE YEAR ENDED DECEMBER 31, 2002

                                (UNAUDITED)

                                                                                    2003                  2002
                                                                             ------------------    -------------------
FROM OPERATIONS:
   Net investment loss                                                           $    (68,822)           $  (115,052)
   Net realized loss on investments sold                                              (96,703)              (266,040)
   Net change in unrealized appreciation on investments                              2,395,021            (2,399,488)
                                                                             ------------------    -------------------

       Increase/(decrease) in net assets resulting from
       operations                                                                    2,229,496            (2,780,580)
                                                                             ------------------    -------------------



FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                                      3,823,308             10,116,903
   Net asset value of shares issued to shareholders
        in reinvestment of net realized gain
        on investment securities sold                                                        -                      -
   Payments for redemption of shares                                               (1,523,666)            (1,441,422)
                                                                             ------------------    -------------------

        Increase in net assets resulting
        from shareholder transactions                                                2,299,642              8,675,481
                                                                             ------------------    -------------------



Total increase in net assets                                                         4,529,138              5,894,901
                                                                             ------------------    -------------------


Net assets at beginning of the period                                               15,659,223              9,764,322
                                                                             ------------------    -------------------


Net assets at end of the period                                                   $ 20,188,361           $ 15,659,223
                                                                             ==================    ===================




   The accompanying notes are an integral part of these financial statements.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2003
                                   (Unaudited)

(1)   SIGNIFICANT ACCOUNTING POLICIES:

Papp Small & Mid-Cap Growth Fund, Inc. (the Fund) was incorporated on September 15, 1998 and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 15, 1998. The Fund invests with the objective of long-term capital growth in the common stocks of small and mid-capitalization companies.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

         Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

         Net Asset Value, Orders, and Redemptions

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Standard time, on any day on which that Exchange is open for trading.

         Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

At December 31, 2002, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future capital gains distributions.

                Expiration Date                      Amount
               ------------------------        ------------------
                December 31, 2009                $  (161,145)
                December 31, 2010                $  (266,040)
                Total capital loss carryover   ------------------
                                                 $  (427,185)
                                               ==================

During the year ended December 31, 2002, the Fund's accumulated net investment losses that are not available deductions for tax purposes of $222,617 were reclassified to paid in capital.

(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates, LLP (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $18,499 and $41,393 was required in 2003 and 2002, respectively. The Fund incurred fees of $472 and $1,766 in 2003 and 2002, respectively, from the manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $300 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:

For the six months ended June 30, 2003, purchase and sale transactions excluding short-term investments, were $2,376,201 and $154,839, respectively.

(5)   CAPITAL SHARE TRANSACTIONS:

At June 30, 2003 there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:



                                        Proceeds                 Shares
                                  --------------------    --------------------
Six months ended June 30, 2003
            Shares issued               $   3,823,308                 194,121
            Shares redeemed                (1,523,666)                (77,502)
                                  --------------------    --------------------
                 Net increase           $   2,299,642                 116,619
                                  ====================    ====================

Year ended December 31, 2002
            Shares issued                $ 10,116,903                 474,373
            Shares redeemed               (1,441,422)                 (70,649)
                                  --------------------    --------------------
                 Net increase           $   8,675,481                 403,724
                                  ====================    ====================


(6)   UNREALIZED APPRECIATION:

The U.S. Federal income tax basis of the Fund's investments at June 30, 2003, was $17,431,230, and net unrealized depreciation for U.S. Federal income tax purposes was $2,151,649, with gross unrealized gains on investments in which fair value exceeded cost totaled $3,037,639 and gross unrealized losses on investments in which cost exceeded fair value totaled $885,990.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.


                                       Six Months                                                                       Period Ended
                                         Ended              Year ended December 31,                                     December 31,
                                      June 30, 2003        2002            2001            2000            1999          1998(A)
                                    ---------------- --------------- ---------------  --------------- ---------------  -------------
Net asset value, beginning
   of period                           $      19.02   $       23.28     $     23.02       $    18.31      $    16.20    $     15.00
Income from operations:
      Net investment loss                         -          (0.01)          (0.12)           (0.14)          (0.14)              -
      Net realized and unrealized
        gain/(loss) on investments             2.46          (4.25)           0.38              5.89            2.25           1.20
                                    ---------------- --------------- ---------------  --------------- ---------------  -------------

            Total from operations              2.46          (4.26)           0.26              5.75            2.11           1.20

Less distributions from:
      Net realized gain                           -               -              -            (1.04)               -              -
                                    ---------------- --------------- ---------------  --------------- ---------------  -------------

            Total distributions                   -               -              -            (1.04)               -              -
                                    ---------------- --------------- ---------------  --------------- ---------------  -------------

Net asset value, end of period         $      21.48    $      19.02     $    23.28      $     23.02       $    18.31    $     16.20
                                    ================ =============== ===============  =============== ===============  =============

            Total return                     12.93%         -18.30%          1.13%           31.32%           13.04%          8.00%
                                    ================ =============== ===============  =============== ===============  =============

Ratios/Supplemental Data:
   Net assets, end of period           $ 20,188,361   $  15,659,223    $ 9,764,322      $ 6,762,147      $ 4,325,499    $ 1,566,225
   Expenses to average
      net assets (B)                         1.25%*           1.25%          1.25%            1.25%            1.25%         1.25%*
   Investment income to
      average net assets (C)                 0.42%*           0.37%          0.39%            0.36%            0.32%         1.01%*
   Portfolio turnover rate                   0.94%*           5.49%         10.57%           40.42%           53.07%          0.00%


*  Annualized

(A) From December 15, 1998 (date of commencement of operations) through December 31, 1998.

(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.45%, 1.56%, 1.69%, 1.89%, 1.68%, and 1.56% for the period ended June 30, 2003 and for the years ended December 31, 2002, 2001, 2000, 1999, and 1998, respectively.

(C) Computed giving effect to investment adviser's expense limitation undertaking.

                              FACTS ABOUT THE FUND

INVESTMENT OBJECTIVE - The Fund, which commenced operations December 15, 1998, invests with the objective of long-term capital growth in the common stocks of United States small and mid-sized companies with significant growth potential.

THE INVESTMENT ADVISER - The Fund's assets are managed by L. Roy Papp & Associates, LLP, the largest investment counseling firm in Arizona, with over $510 million in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the Firm is solely in the investment management business. The Firm is an independent general partnership. Of its ten general partners, seven are Chartered Financial Analysts
(CFAs).

EXPERIENCED MANAGEMENT - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, has over 47 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, has over 25 years experience in security and financial analysis. She holds a Master of Management degree in Finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst.

"PURE" NO-LOAD - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1%, which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

SUITABILITY - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

                    AN INTRODUCTION TO THE PAPP MUTUAL FUNDS

The Papp Mutual Funds invest in high quality common stocks carefully selected for the possibility of long-term capital growth. All the funds are "pure" no-load in that there are no sales commissions, redemption fees, or 12b-1 charges. Because the Funds invest for the long-term, portfolio turnover is low and the Funds do not ordinarily produce large taxable capital gains. They are designed for the long-term (3 to 5 years) investor and are not appropriate for those with short-term time horizons. The partners and employees of L. Roy Papp & Associates have invested a significant part of their own assets in the Funds, either personally or through the Firm's 401K Plan.

Papp Stock Fund is structured to provide a comprehensive investment for the common stock portion of an investment program through the purchase and retention of a diversified, high quality group of securities. It owns the common stocks of very large United States companies, many of which derive a large percentage of their earnings from overseas activities where we believe the strong growth of recent years will continue. It also owns large and medium sized American companies which have all of their operations within our country.

Papp America-Abroad Fund invests primarily in United States companies, a large portion of whose earnings come from foreign countries. It is our belief that it is far safer to participate in the increased globalization of the world's economies through ownership of multinational U.S. companies, thereby avoiding many risks and expenses associated with the direct purchase of foreign stocks such as different accounting and financial reporting standards, lack of liquidity, greater price volatility, and lack of SEC oversight. While the Fund owns some medium sized companies, for the most part it invests in large companies that have the experience and expertise to successfully compete on the international level.

Papp America-Pacific Rim Fund reflects our belief that the best prospect for growth over the next several decades lies in our large and rapidly growing trade with the nations bordering the Pacific Ocean. Like our other Funds, the Pacific Rim Fund invests mainly in American companies, but its primary thrust is to seek out and purchase those companies that have established a strong and growing presence in the Pacific Rim area. We believe this Fund is appropriate for that part of an investor's assets dedicated to long-term growth.

Papp Focus Fund is a non-diversified investment company that will own a maximum of 16 stocks under normal market conditions. While we believe that a strategy of investing in a limited number of securities has the potential for higher total returns, this may increase volatility, so prospective shareholders should carefully consider whether their investment strategy parallels that of the Fund.

Papp Small & Mid-Cap Growth Fund invests primarily in the common stocks and securities convertible into common stocks of small and medium sized companies. We believe that carefully selected small and medium sized companies offer attractive capital growth possibilities significantly above that of the general U.S. economy. These companies, during some periods, will perform better than the stocks of large companies, but they also may involve greater volatility and be subject to competitive pressures.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.

                                    Directors

             James K. Ballinger                     Carolyn P. O'Malley
             Amy S. Clague                          Harry A. Papp
             Julie A. Hein                          L. Roy Papp
             Robert L. Mueller                      Rosellen C. Papp


                                    Officers

             Chairman - L. Roy Papp                 President - Harry A. Papp

                                 Vice Presidents

             Russell A. Biehl                       Julie A. Hein
             Victoria S. Cavallero                  Robert L. Mueller
             Jane E Couperus                        Rosellen C. Papp
             Jeffrey N. Edwards                     John L. Stull
             T. Kent Hardaway

                          Secretary - Robert L. Mueller
                          Treasurer - Rosellen C. Papp
                       Assistant Treasurer - Julie A. Hein

                               Investment Adviser
                          L. Roy Papp & Associates, LLP
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                           E-mail: invest@roypapp.com
                           Web: http://www.roypapp.com

                                    Custodian
                                  Compass Bank
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     Shareholder Services and Transfer Agent
                          L. Roy Papp & Associates, LLP
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                    Telephone: (602) 956-1115, (800) 421-4004

                         Independent Public Accountants
                             Deloitte & Touche, LLP
                       2901 N. Central Avenue, Suite 1200
                                Phoenix, AZ 85012

                                  Legal Counsel
                             Bell, Boyd & Lloyd LLC
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. [Reserved]


ITEM 6. [Reserved]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. [Reserved]


ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a)        Not applicable.

(b)  (1)   Certifications pursuant to Rule 30a-2 under the Investment Company
           Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (b)(1)(i) and (b)(1)(ii)

     (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)(2)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Papp Small & Mid-Cap Growth Fund, Inc.

By:      /s/ Harry A. Papp
         Harry A. Papp
         President (Principal Executive Officer)
Date:    August 12, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Harry A. Papp
         Harry A. Papp
         President
         (Principal Executive Officer)
Date:    August 12, 2003

By:      /s/Rosellen C. Papp
         Rosellen C. Papp
         Vice President and Treasurer
         (Principal Financial Officer)
Date:    August 12, 2003